EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-Q of Perf-Go Green Holdings, Inc. for the quarter ended June 30, 2008, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (1) such Quarterly report on Form 10-Q for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Quarterly report on Form 10-Q for the quarter ended June 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of Perf-Go Green Holdings, Inc.


August 11, 2008                   /s/ Anthony Tracy
                                  ----------------------------------------------
                                  Name: Anthony Tracy
                                  Title: President (principal executive officer)